Accounts receivable - Accounts receivable balance (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Accounts receivable
Trade accounts receivable	$ 5,283	$ 4,133
Allowance for credit losses	(416)	(94)
Accounts receivable from other related parties	143	158
Accounts receivable from board members	7	49
Accounts receivable from underwriters, promoters, and employees	77	2
Other accounts receivable	15	37
Total accounts receivable, net of allowance for credit losses	$ 5,109	$ 4,285